SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 15, 1999.

                                OMI Trust 1999-B
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


     Pennsylvania               333-31441                Application filed
--------------------------------------------------------------------------------
 (State or other jurisdiction  (Commission                (IRS Employer
  of incorporation)            File Number)       Identification No.)

     c/o Chase Manhattan Trust Co.
     Global Trust
     Attention: Judy Wisniewskie
     One Liberty Place, Suite 5520
     1650 Market Street
     Philadelphia, Pennsylvania                        19103
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       (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code (215) 988-1322
   -------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI Trust 1999-B

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1999-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1999-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 15, 1999. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 15, 1999.

Item 8.  Change in Fiscal Year.

         Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1999-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                 as servicer


June 23, 1999
                                                 -----------------------------
                                                     Douglas R. Muir
                                                     Vice President

                               INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                              Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on June 15, 1999........................................